LOCK-UP AGREEMENT


          This LOCK-UP AGREEMENT dated May 22, 2000 ("Agreement") is by and between PhotoLoft.com, Inc., a Nevada corporation (the "Company"), and _____________________, a shareholder of the Company ("Shareholder").

                                   WITNESSETH:

          WHEREAS, the Company is engaged in certain negotiations and transactions whereby it is seeking to raise significant capital for the Company ("Capitalization Transactions");

          WHEREAS, the Shareholder is an integral part of the Company's management and is valued by the Company as a shareholder;

          WHEREAS, the Company desires ensure that the Shareholder retains [HIS / HER] shares of the Company's common stock ("Common Stock") for a six-(6) month period while the Company seeks to finalize the Capitalization Transactions;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for the additional consideration set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Obligations  of  the  Company.  Immediately  upon  execution of this
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Agreement,  the  Company  shall  pay  to  the Shareholder One Hundred and No/100 dollars ($100), in U.S. currency, the receipt of which shall be acknowledged by Shareholder by execution of the Receipt attached hereto as Exhibit A.
                                                                    ----------

     2.     Lock-Up.     Unless  the  Company,  through the unanimous consent of
            -------
its Board of Directors, provides the Shareholder with its written consent, Shareholder hereby agrees, for a period of six (6) months from May 22, 2000 to November 22, 2000 (the "Lock-Up Period"), not to, directly or indirectly, do or cause to be done any of the following:

          (a) offer to sell, contract to sell, or otherwise, sell, dispose of, loan, pledge or grant any rights or options with respect to (each a "Disposition") any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (collectively, "Securities"), whether now owned or hereafter acquired by the Shareholder during the Lock-Up Period, or with respect to which the Shareholders has or hereafter during the Lock-Up Period acquires the power of disposition;

          (b) take any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock; or

          (c) transfer, in any manner, all or a portion of the economic consequences associated with the ownership of Securities.


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The  foregoing  restrictions  are  expressly agreed to preclude Shareholder from engaging in any hedging or other transactions that are designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the Shareholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities. Furthermore, the Shareholder hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer or the Securities held by the undersigned except in compliance with this Agreement.

          3.     Change  of  Control.  If  the  Company  experiences a change of
                 -------------------
control, which, for the purposes of this Agreement is defined as a sale of all or substantially all of the Company's assets to another Person (as defined below) or a merger or similar transaction which is effected in such a way that the Company is not the surviving entity or shares of Common Stock of the Company are to be cancelled in exchange for value (for purposes of this Agreement, "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof), then the Shareholder may sell, transfer or otherwise hypothecate [HIS / HER] Common Stock upon receipt of written consent from the Company, which consent shall not be unreasonably withheld.

          4.     Representations  and  Warranties.  The  Shareholder  hereby
                 --------------------------------
represents and warrants that [HE / SHE] has full power and authority to enter into this Agreement, and that, upon request, the Shareholder will executed any additional documents necessary or desirable in connection with the enforcement hereof.

     5.     Survival.  All  authority herein conferred or agreed to be conferred
            --------
shall survive the death or incapacity of the Shareholder and any obligations of the Shareholders shall be binding upon the heir, personal representatives, successors and assigns of the Shareholder.

     6.     Governing  Law.  THE  LAW OF THE STATE OF CALIFORNIA (WITHOUT REGARD
            --------------
TO ITS CONFLICTS OF LAWS PROVISIONS) SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THIS AGREEMENT.

          7.     Entire  Agreement.  This  Agreement  contains  the  entire
                 -----------------
understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     8.     Amendments.  This  Agreement  may not be changed orally, but only by
            ----------
an  agreement  in  writing  signed  by  the  Shareholder  and  the  Company.

     9.     Severability.  In case any provision in this Agreement shall be held
            ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     10.     Third-Party  Beneficiaries.  Each  party  hereto  intends that this
             --------------------------
Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

          11.     Attorneys'  Fees.  If  any  action  or  proceeding  shall  be
                  ----------------
commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party or parties the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.

          12.     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, and each counterpart shall constitute an original instrument, but all of which taken together shall constitute only and one and the same instrument.



     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its own behalf or by its respective officer thereunto duly authorized, all as of the day and year first above written.

                       COMPANY:


                       PhotoLoft.Com,  Inc.


                       By:
                           -----------------------------------
                       Name:
                       Title:


                       STOCKHOLDER:


                       By:
                          ------------------------------------
                       Name:


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                                     RECEIPT

          The undersigned, being a shareholder of PhotoLoft.com, Inc., a Nevada corporation ("Company") does hereby acknowledge the receipt of One Hundred and No/100 dollars ($100) from the Company as payment in full pursuant to Section 1 of the Lock-Up Agreement between the undersigned and the Company dated May __, 2000 ("Agreement"). The undersigned further acknowledges that Company shall have no further obligation or liability to the undersigned under or pursuant to the Agreement.

          IN WITNESS WHEREOF, the undersigned hereby sets [HIS / HER] hand this ___ day of May, 2000.



WITNESS:                                        NAME:
         ------------------------                      -----------------------


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